UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2014

___________________________________________________

Date of Report (Date of earliest event reported)

DANE EXPLORATION INC.

_____________________________________________________

 (Exact name of registrant as specified in its charter)

N/A

_____________________________________________________

 (Former name or former address if changed since last report)

NEVADA	000-54854	98-0654981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McLeod Trail East - #5178 Bellingham, Washington	98226
(Address of principal executive offices)	(Zip Code)

(866) 676-7678

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

____

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 7 – REGULATION FD

ITEM 7.01

REGULATION FD DISCLOSURE.

On February 18, 2014, Dane Exploration Inc. (the “Company”) announced that its board of directors approved a proposed offering of up to 2,000,000 units of the Company (“Units”), at a price of $0.30 per Unit, in separate concurrent private placement offerings as set forth below.

US Offering

The Company’s board of directors approved a private placement offering (the “US Offering”) of up to 1,000,000 Units pursuant to the provisions of Rule 506(b) of Regulation D of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). Each Unit will consist of one share of the Company’s common stock (a “Share”) and one-half of one share purchase warrant (each a “Warrant”), with each Warrant entitling the holder to purchase one additional Share at a price of $0.30 per Share for a period of one year from the date of issuance.  The US Offering will be made to persons who are “accredited investors” as that term is defined under Regulation D of the U.S. Securities Act.

Foreign Offering

The Company’s board of directors also approved a private placement offering (the “Foreign Offering”) of up to 1,000,000 Units pursuant to the provisions of Regulation S of the U.S. Securities Act.  Each Unit is on the same terms as the U.S. Offering.  The Foreign Offering will be made to persons who are not residents of the United States and are otherwise not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the U.S. Securities Act.

The proceeds of the financing will be used for the ongoing development of the Company’s food service cloud platform as well as for general working capital purposes.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of Company’s securities in the United States. The securities have not been registered under the U.S. Securities Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
99.1	News Release dated February 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANE EXPLORATION INC.

Date: February 18, 2014

By:

/s/ G. Dale Murray, II

G. Dale Murray, II

Chief Executive Officer, Chief Financial Officer, President Secretary, Treasurer and Director

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